HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                                   HV-3574 - PremierSolutions Standard

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Supplement dated December 7, 2016 to your Prospectus

1.                                    FUND NAME CHANGE

DOMINI SOCIAL EQUITY FUND® – INVESTOR CLASS

Effective November 30, 2016, Domini Social Equity Fund® was re-named Domini Impact Equity FundSM.

As a result of the change, all references to Domini Social Equity Fund® in your Prospectus are deleted and replaced with Domini Impact Equity FundSM.

2.                                    FUND LIQUIDATION

A.                                NUVEEN SMALL CAP INDEX FUND – CLASS A

The Nuveen Small Cap Index Fund will be liquidated after the close of business on April 27, 2017.

Effective December 19, 2016, the Fund will stop accepting purchases from new investors and existing plans and/or participants, except that current plans and/or participants that have existing balances as of November 30, 2016 may continue to make contributions until April 24, 2017. Existing plans and/or participants may continue to reinvest dividends and capital gains distributions received from the Fund.  The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation.

B.                                 MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND – CLASS R4

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Select Diversified International Fund (the “Fund”) will be dissolved.  Effective on or about April 28, 2017 (the “Termination Date”) the Fund will liquidate.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.